SUPPLEMENT DATED NOVEMBER 4, 2008

ONEAMERICA FUNDS, INC.

PROSPECTUS DATED MAY 1, 2008

The following information supplements the prospectus for OneAmerica Funds, Inc.

The U.S. Treasury Department has established a Temporary Guarantee Program for Money Market Funds (“Program”). The OneAmerica Money Market Portfolio is participating in the Program. The Program’s guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 (“Eligible Shareholders”) and does not protect shareholders who were not shareholders of a participating money market fund as of the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of the business on September 19, 2008 will not be guaranteed. The Program, subject to certain conditions, guarantees that Eligible Shareholders will receive $1.00 for each money market fund share held. The guarantee applies if a participating money market fund’s net asset value per share falls below $0.995 and the fund subsequently decides to liquidate (“Guarantee Event”).

The number of shares of each Eligible Shareholder covered by the Program will be the lesser of either the number of shares owned by the Eligible Shareholder on September 19, 2008, or the number of shares owned by the Eligible Shareholder on the date of the Guarantee Event. If, due to purchases or sales of shares during the Program period, the number of shares held by an Eligible Shareholder fluctuates, the Eligible Shareholder will be covered for the number of shares held as of the close of business on September 19, 2008, or the number of shares held on the date of the Guarantee Event, whichever is less.

The Program will be in effect until December 18, 2008 unless extended by the Secretary of Treasury, but in no event will the Program extend beyond September 19, 2009. If the Treasury extends the Program, the OneAmerica Money Market Portfolio will consider whether to continue its participation in the Program. The Program will terminate if the Treasury does not renew it beyond the initial term. Additional information regarding the Program is available on the Treasury’s Department’s website at www.ustreas.gov.

This Supplement should be retained with the Prospectus for future reference.